ANNUAL REPORT  MARCH 31, 2001

Prudential
High Yield Total Return Fund, Inc.

Fund Type Junk bond and stock

Objective Total return through high current income and capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential High Yield Total Return Fund (the Fund) seeks total return through high current income and capital appreciation. The Fund invests primarily in high-yield fixed-income securities rated Ba or lower by Moody's Investors Service, or BB or lower by Standard & Poor's, in securities rated by another major independent rating service, and in unrated securities of comparable quality, that is, junk bonds. Junk bonds have a higher risk of default of payment of principal and interest. The Fund also invests in equity-related securities, convertible securities, and preferred stock. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

   Expressed as a percentage of
total investments as of 3/31/01
     78.8%  Corporate Bonds
      9.5   Preferred Stocks
      4.2   Money Market
      3.2   Common Stocks
      0.4   Warrants
      3.9   Cash & Equivalents

Credit Quality
   Expressed as a percentage of
total investments as of 3/31/01
      2.2%  A
      4.1   Baa
      9.9   Ba
     53.2   B
      2.4   Caa
      0.1   C
      7.0   Not Rated
     13.1   Equity
      8.0   Short-Term/Cash

Ten Largest Issuers

   Expressed as a percentage of
net assets as of 3/31/01
   4.9%  Conseco, Inc.
   3.8   Comdisco, Inc.
   3.5   Star Choice Communications
   3.4   Nextel Communications, Inc.
   2.8   Concentra Operating Corp.
   2.1   AES Corp.
   2.1   Motorola, Inc.
   2.0   US HealthWorks, Inc.
   2.0   Diamond Cable Communications PLC
   2.0   Great Atlantic & Pacific Tea
         Company, Inc.

Holdings are subject to change.

www.prudential.com                     (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                      As of 3/31/01
                          One         Since
                          Year      Inception2
Class A                  -5.98%   -7.51% (-8.18)
Class B                  -6.45    -8.88  (-9.54)
Class C                  -6.45    -8.88  (-9.54)
Class Z                  -5.35    -6.52  (-7.18)
Lipper High Current
 Yield Fund Avg.3        -3.20        0.65

Average Annual Total Returns1                  As of 3/31/01
           One         Since
           Year      Inception2
Class A   -9.74%   -4.01% (-4.25)
Class B   -11.45   -4.26  (-4.51)
Class C   -8.38    -3.49  (-3.73)
Class Z   -5.35    -2.29  (-2.53)

Distributions and Yields1   As of 3/31/01

             Total Distributions   30-Day
             Paid for 12 Months   SEC Yield
   Class A        $0.74            10.57%
   Class B        $0.70            10.50
   Class C        $0.70            10.39
   Class Z        $0.76            11.19

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class A, B, C, and Z, 5/5/98.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the High Current Yield Fund category. The Lipper average is unmanaged. High Current Yield funds aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt securities.

(LOGO)                              May 15, 2001

DEAR SHAREHOLDER,
For our fiscal year ended March 31, 2001, Class A shares of the Prudential High Yield Total Return Fund returned -5.98%, which is - 9.74% to investors paying the initial sales charge. By comparison, the Lipper High Current Yield Fund Average posted a -3.20% return for the same period.

Exposure to lower-quality junk bonds hurt the Fund's returns. Lower-rated debt securities performed poorly as investors worried about a growing number of companies defaulting or missing interest payments on their high-yield bonds due to substantially slower economic growth in the United States. In the second half of the reporting period, a sagging equities market also undermined Fund performance relative to its benchmark Lipper Average. Although equity securities comprised a relatively small part of the Fund's holdings, exposure to the telecommunications sector, which sold off sharply, detracted from the Fund's returns.

Over the course of the fiscal year, Prudential's High Yield sector team substantially reduced the Fund's exposure to lower-rated and nonrated junk bonds because of the team's relatively cautious view of the economy and default rates. Consistent with the Fund's investment objective, the team may continue to utilize modest amounts of equity securities in an attempt to enhance the Fund's total returns. Please see the Investment Adviser's Report that follows for details on this and other developments affecting the Fund.

Sincerely,


David R. Odenath, Jr., President
Prudential High Yield Total Return Fund, Inc.

Prudential High Yield Total Return Fund, Inc.

Annual Report   March 31, 2001

INVESTMENT ADVISER'S REPORT
During our fiscal year that began April 1, 2000, the high-yield bond market faced several obstacles. Among the most challenging was the fear that a sluggish U.S. economy could worsen corporate credit problems. This concern led some investors to pull money out of junk bonds and put it in safer securities such as U.S. Treasuries. However, conditions in the junk bond market improved in 2001 as the Federal Reserve (the Fed) moved aggressively to stimulate economic growth.

The economy began to lose momentum in earnest during the summer of 2000. This was due to declines in government spending and business investment as well as previous increases in short-term interest rates by the Fed, the last of which occurred in mid-May 2000. But instead of gradually slowing to a more sustainable pace as the Fed intended, economic growth nearly stalled in late 2000. Not surprisingly, an increasing number of companies defaulted on their junk bonds in this poor economic environment. Many investors reacted to the deteriorating market conditions by shifting money into conservative assets from high-yield bonds--particularly riskier bonds such as those rated Caa and below.

REPOSITIONING the PORTFOLIO
After reviewing factors that affected the Fund's performance since its inception in 1998, we adopted a more conservative credit risk profile as part of our effort to fundamentally reposition our portfolio during the fiscal year. We cut bonds rated Caa and below to 2.5% of the Fund's total investments as of March 31, 2001, from 13.0% a year earlier, while nonrated bonds declined to 7.0% from 12.0%. By contrast, we increased bonds in the Ba ratings category--the highest in the junk bond market according to Moody's Investors Service--to 9.9% from 7.0%. Investment-grade bonds in the Baa ratings category and above climbed to 6.3% of the Fund's total investments from 1.0%. Although the Fund held fewer lower-quality junk bonds, its remaining exposure to them still hurt the Fund's performance relative to its benchmark Lipper Average.

Prudential High Yield Total Return Fund, Inc.

Annual Report   March 31, 2001

MODERATE EMPHASIS ON EQUITIES
With our de-emphasis on lower-quality high-yield bonds, we invested in the debt securities of middle- and higher-quality companies in the junk bond market and related equity securities that offer potential for attractive total returns. Therefore equity securities (common stock, preferred stock, and warrants) rose to 13.1% of the Fund's total investments as of March 31, 2001, from 11.0% a year earlier. We believe stocks generally have a more favorable risk/reward profile than the lowest-quality junk bonds, even though this fiscal year offered scant support for this point of view. While the Fund's equity exposure helped its performance in the spring and summer of 2000, later in our reporting period, sharp declines in stock prices, particularly in the telecommunications sector, hurt the Fund's returns.

FOCUSING ON DEFENSIVE INDUSTRY SECTORS
Another of our strategic moves involved boosting the Fund's exposure to bonds of companies in defensive industries such as financials, gaming, healthcare, media, and utilities. This shift was a temporary response to market conditions rather than a philosophical change of the kind mentioned earlier. During periods of sluggish economic growth, certain industries tend to offer more stable earnings growth than others. We emphasized these sectors. For example, we increased healthcare bonds to 6.7% of the Fund's total investments as of March 31, 2001, from 4.6% a year earlier, while utility and power generation bonds climbed to 4.9% from 3.3%.

To fund these purchases, we reduced the Fund's exposure to telecommunications bonds to 14.9% of its total investments as of
March 31, 2001, from 20.0% a year earlier. Telecom bonds performed poorly in the reporting period after several strong years. We are very selective when investing in this sector because of overcapacity in the industry and the weakening financial condition of many companies, including several bankruptcies of high-profile corporations. Accordingly, we focused the Fund's telecom exposure on the securities of higher-quality companies. On the other hand, we increased technology holdings to 4.1% of the Fund's total investments as of March 31,
2001, from 2.5%
www.prudential.com                     (800) 225-1852

a year earlier because we believe some segments of the technology sector are close to the bottom of a cycle. Furthermore, we took advantage of opportunities to invest in attractively priced crossover issues, many of which are investment-grade bonds whose prices have declined (and yields risen) to levels typically seen in the junk bond market. We believe some crossover bonds are undervalued because market players overreacted to the problems faced by the companies that issued these debt securities.

LOOKING AHEAD
Despite the difficult investment environment that persisted during most of our fiscal year, we are relatively optimistic about the prospects for high-yield debt securities. Our view is based partly on the Fed's resolve to keep the economic expansion on track. The Fed reduced short-term rates by a total of one and one-half percentage points from January 2001 through March 2001, hoping that encouraging lower borrowing costs for businesses and consumers would revitalize the economy. Money flowed into the junk bond market as the central bank's unusually aggressive moves began to restore confidence in riskier assets. In fact, high-yield bonds outperformed all other sectors of the U.S. fixed-income market during this three-month period, based on Lehman Brothers indexes.

Our guarded optimism also reflects the fact that the difference, or "spread," between yields on junk bonds and comparable Treasuries remains wider by several percentage points than the historical average. This unusually wide spread indicates that high-yield bonds are still cheap relative to Treasuries. If the economy begins to show signs of stabilizing later in 2001, bargain hunters might be attracted to high-yield bonds as an alternative to the increasingly volatile equity markets, and they may be drawn to junk bonds' historically wide spreads over Treasuries.

Prudential High Yield Total Return Fund Management Team

Prudential High Yield Total Return Fund, Inc.

Annual Report   March 31, 2001

Financial

   Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.7%
Corporate Bonds  76.8%
----------------------------------------------------------------------------------------
Aerospace  0.3%
BE Aerospace, Inc., Sr. Sub.
 Notes                            B1             9.50%        11/01/08    $      250      $    256,875
Stellex Technologies, Inc., Sr.
 Sub. Notes                       B3             9.50         11/01/07         1,000(d)         20,000
                                                                                          ------------
                                                                                               276,875
----------------------------------------------------------------------------------------
Airlines  3.1%
Delta Air Lines Inc., Deb.        Baa3           8.30         12/15/29         1,000           872,050
Northwest Airlines Corp., Notes   Ba2            8.375         3/15/04         1,000           990,140
United Air Lines, Inc.,
 Deb., Ser. A                     Baa3           10.67         5/01/04           100           105,179
 Deb.                             Baa3           9.75          8/15/21         1,000           960,650
                                                                                          ------------
                                                                                             2,928,019
----------------------------------------------------------------------------------------
Automotive  0.3%
Collins & Aikman Products Co.,
 Gtd. Sr. Sub. Notes              B2             11.50         4/15/06            95            77,900
Standyne Automotive Corp., Sr.
 Sub. Notes, Ser. B               B(a)           10.25        12/15/07           185           157,250
                                                                                          ------------
                                                                                               235,150
----------------------------------------------------------------------------------------
Broadcasting & Other Media  1.8%
Alliance Atlantis
 Communications Corp., Sr. Sub.
 Notes                            B2             13.00        12/15/09           400           428,500
CD Radio, Inc., Sr. Disc.
 Notes, Zero Coupon (until
 12/1/02)                         CCC+(a)        15.00        12/01/07         1,000           390,000
Fox Family Worldwide Inc.,
 Sr. Notes                        B1             9.25         11/01/07            65            65,000
Lin Holdings Corp., Sr. Disc.
 Notes, Zero Coupon
 (until 3/1/03)                   B3             10.00         3/01/08           500           352,500
Radio Unica Corp., Sr. Disc.
 Notes, Zero Coupon
 (until 8/1/02)                   Caa1           11.75         8/01/06           500           305,000

    See Notes to Financial Statements                                      7

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings,
 Inc., Sr. Sec'd. Notes
 (cost $345,000; purchased
 3/10/00)                         NR             14.00%        3/15/10    $      345(b)   $    179,400
                                                                                          ------------
                                                                                             1,720,400
----------------------------------------------------------------------------------------
Building/Construction  1.0%
New Millenium Homes,
 Sr. Notes                        NR             Zero         12/31/04         1,854(f)        927,000
----------------------------------------------------------------------------------------
Business Services  0.1%
Comdisco Inc.,
 Sr. Note                         Ba2            9.50          8/15/03           100            82,000
----------------------------------------------------------------------------------------
Cable  6.8%
Adelphia Communications Corp.,
 Sr. Notes, Ser. B, PIK           B2             9.50          2/15/04             0                 0
Avalon Cable Holdings LLC, Sr.
 Disc. Notes, Zero Coupon
 (until 12/1/03)                  B2             11.875       12/01/08         1,000           760,000
Coaxial Communications, Inc.,
 Sr. Notes                        B3             10.00         8/15/06           250           248,750
CSC Holdings Inc., Sr. Sub.
 Debs.                            Ba3            10.50         5/15/16           545           599,500
Diamond Cable Co., Sr. Disc.
 Notes (United Kingdom)           B3             11.75        12/15/05         2,000(e)      1,840,000
International Cabletel, Inc.,
 Sr. Disc. Notes                  B3             12.75         4/15/05           500           480,000
International Wire Group Inc.,
 Sr. Sub. Notes                   B3             11.75         6/01/05           334           334,000
Rogers Cablesystems Ltd., Gtd.
 Sr. Sub. Debs. (Canada)          Ba2            11.00        12/01/15           215(e)        240,800
Scott Cable Communications,
 Inc., Jr. Notes, PIK             NR             16.00         7/18/02            18(d)          5,436
United Int'l. Holdings, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 2/15/03)                  B3             10.75         2/15/08         1,500           720,000

    8                                      See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
United-Pan Europe
 Communications, Inc.
 (Netherlands),
 Sr. Disc. Notes, Zero Coupon
 (until 2/01/05)                  B2             13.75%        2/01/10    $    3,000(e)   $    930,000
 Sr. Disc. Notes, Zero Coupon
 (until 8/01/04)                  B2             12.50         8/01/09           500(e)        165,000
                                                                                          ------------
                                                                                             6,323,486
----------------------------------------------------------------------------------------
Chemicals  1.3%
Huntsman ICI Chemicals LLC,
 Sr. Sub. Notes                   B2             10.125        7/01/09           220           225,500
Polymer Group, Inc.,
 Gtd. Sr. Sub. Notes, Ser. B      B2             8.75          3/01/08           145            66,700
 Sr. Sub. Notes, Ser. B           B3             9.00          7/01/07           485           235,225
Sterling Chemical Holdings,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 8/15/01)           Caa            13.50         8/15/08           472            56,640
Sterling Chemicals, Inc., Gtd.
 Sr. Sec'd. Notes                 B3             12.375        7/15/06           500           470,000
Texas Petrochemicals Corp.,
 Sr. Sub. Notes                   Caa1           11.125        7/01/06           230           182,850
                                                                                          ------------
                                                                                             1,236,915
----------------------------------------------------------------------------------------
Consumer Services  1.7%
Coinstar, Inc., Sr. Disc. Notes   NR             13.00        10/01/06           800           800,000
Desa Int'l., Inc., Sr. Sub.
 Notes                            B3             9.875        12/15/07           750           360,000
Packaged Ice, Inc., Sr. Notes     B3             9.75          2/01/05           500           435,000
                                                                                          ------------
                                                                                             1,595,000
----------------------------------------------------------------------------------------
Containers & Packaging  2.3%
Graham Packaging Holdings Co.,
 Sr. Disc. Notes, Zero Coupon
 (until 1/15/03)                  Caa1           10.75         1/15/09         1,000           400,000
Owens-Illinois, Inc.,
 Sr. Notes                        B1             7.15          5/15/05            70            56,000
 Sr. Debs.                        B1             7.50          5/15/10           500           365,000
Radnor Holdings Corp., Gtd.
 Sr. Notes, Ser. B                B2             10.00        12/01/03           300           255,000

    See Notes to Financial Statements                                      9

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
US Can Corp., Sr. Sub. Notes      B3             12.375%      10/01/10    $    1,000      $  1,030,000
                                                                                          ------------
                                                                                             2,106,000
----------------------------------------------------------------------------------------
Distribution/Wholesalers  0.6%
Core-Mark Int'l, Inc.,
 Sr. Sub. Notes                   B3             11.375        9/15/03            60            57,000
Fleming Cos., Inc.,
 Sr. Notes                        Ba3            10.125        4/01/08           500           511,250
                                                                                          ------------
                                                                                               568,250
----------------------------------------------------------------------------------------
Drugs & Health Care  6.5%
Abbey Healthcare Group, Inc.,
 Sr. Sub. Notes                   B2             9.50         11/01/02           450           451,125
Bio-Rad Labs, Inc., Sr. Sub.
 Notes                            NR             11.625        2/15/07           170           185,300
Columbia/HCA Healthcare Corp.,
 Debs.                            Ba2            7.50         11/15/95           105            88,463
 Notes                            Ba2            7.69          6/15/25           750           675,000
Concentra Operating Corp.,
 Sr. Sub. Notes, Ser. B           B3             13.00         8/15/09         2,500         2,600,000
Harborside Healthcare Corp.,
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 8/1/03)            B3             11.00         8/01/08           750           150,000
Integrated Health Svcs., Inc.,
 Sr. Sub. Notes                   C              9.25          1/15/08         4,000(d)         40,000
Mariner Post-Acute Network,
 Inc., Sr. Sub. Disc. Notes,
 Zero Coupon (until 11/1/02)      C              10.50        11/01/07         1,840(d)         17,462
US Healthworks, Inc.,
 Sr. Disc. Notes                  NR             17.00        10/15/04         2,044         1,870,691
                                                                                          ------------
                                                                                             6,078,041
----------------------------------------------------------------------------------------
Energy  4.6%
Canadian Forest Oil Ltd., Sr.
 Sub. Notes (Canada)              B2             8.75          9/15/07           255(e)        260,100
Comstock Resources, Inc.,
 Sr. Notes                        B2             11.25         5/01/07           500           532,500

    10                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Houston Expl. Co., Sr. Sub.
 Notes                            B2             8.625%        1/01/08    $      130      $    127,400
Leviathan Gas Pipeline LLP, Sr.
 Sub. Notes                       Ba2            10.375        6/01/09           350           374,063
R & B Falcon Corp., Sr. Notes
 (cost $1,298,017; purchased
 3/19/99)                         Ba3            12.25         3/15/06         1,250(b)      1,621,675
Reliant Energy Mid-Atlantic
 Pass Through Certs., Ser. C      Baa2           9.681         7/02/26         1,000           975,000
Swift Energy Co., Sr. Sub.
 Notes                            B2             10.25         8/01/09           355           373,638
                                                                                          ------------
                                                                                             4,264,376
----------------------------------------------------------------------------------------
Entertainment  0.8%
Bally Total Fitness Holdings
 Corp., Sr. Sub. Notes, Ser. D    B3             9.875        10/15/07           455           447,037
Intrawest Corp., Sr. Notes        B1             10.50         2/01/10           250           260,625
                                                                                          ------------
                                                                                               707,662
----------------------------------------------------------------------------------------
Environmental Services  0.9%
ICF Kaiser Int'l., Inc., Sr.
 Sub. Notes                       B3             13.00        12/31/03         2,020(d)        808,000
----------------------------------------------------------------------------------------
Food & Beverage  1.4%
Agrilink Foods, Inc., Sr. Sub.
 Notes                            B3             11.875       11/01/08           820           680,600
Del Monte Foods Co., Sr. Disc.
 Notes, Ser. B, Zero Coupon
 (until 12/15/02)                 B3             12.50        12/15/07            60            52,200
Fresh Foods, Inc., Sr. Sub.
 Notes                            B3             10.75         6/01/06           340           112,200
Grupo Azucarero S.A., Sr.
 Notes, (Mexico)                  B3             11.50         1/15/05         1,250(d)(e)       62,500
Iowa Select Farms L.P., Sr.
 Sub. Notes                       B3             10.75        12/01/05         1,125(d)        337,500
SFAC New Holdings, Inc., Sr.
 Sec'd Disc. Debs., Zero Coupon
 (until 6/15/04)                  B3             13.00         6/15/09           460            13,793

    See Notes to Financial Statements                                     11

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
SFC, Inc., Sub. Disc. Debs.,
 Zero Coupon (until 6/15/05)      NR             11.00%       12/15/09    $      296(d)   $      2,963
Sun World International, Inc.,
 Gtd. First Mtge. Notes           B2             11.25         4/15/04            50            45,500
                                                                                          ------------
                                                                                             1,307,256
----------------------------------------------------------------------------------------
Gaming  4.7%
Harveys Casino Resorts, Sr.
 Sub. Notes                       B2             10.625        6/01/06           250           262,500
Hollywood Casino Corp., Gtd.
 Sub. Notes                       B3             11.25         5/01/07           190           201,400
Hollywood Park, Inc.,
 Gtd. Sub. Notes, Ser. B          B2             9.25          2/15/07           250           247,500
 Sr. Sub. Notes, Ser. B           B2             9.50          8/01/07           250           248,125
Isle Capri Black Hawk LLC,
 First
 Mtge. Notes, Ser. B              B2             13.00         8/31/04         1,000         1,090,000
Mandalay Resort Group, Sr.
 Notes                            Ba2            9.50          8/01/08         1,000         1,045,000
Station Casinos, Inc., Sr. Sub.
 Notes                            B1             9.875         7/01/10           280           290,500
Venetian Casino Resort LLC,
 Gtd. First Mtge. Notes           B-(a)          12.25        11/15/04         1,000         1,035,000
                                                                                          ------------
                                                                                             4,420,025
----------------------------------------------------------------------------------------
Industrials  1.4%
Eagle-Picher Industries, Inc.,
 Sr. Sub. Notes                   B3             9.375         3/01/08           400           268,000
Gentek, Inc., Gtd. Sr. Sub.
 Notes                            B2             11.00         8/01/09           300           298,500
Motors & Gears, Inc., Sr. Notes   B3             10.75        11/15/06           500           485,000
Thermadyne Holdings Corp.,
 Sr. Disc. Notes, Zero Coupon
 (until 6/1/03)                   Caa3           12.50         6/01/08           500            15,000
 Sr. Sub. Notes                   B3             9.875         6/01/08           295           118,000
United Rentals, Inc., Sr. Sub.
 Notes                            B1             8.80          8/15/08            95            82,650
                                                                                          ------------
                                                                                             1,267,150

    12                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Insurance  5.0%
Conseco, Inc.,
 Notes                            B1             8.50%        10/15/02    $    2,000      $  1,920,000
 Notes                            B1             8.75          2/09/04         3,000         2,632,500
Superior National Insurance
 Group, Gtd. Notes
 (cost $595,525; purchased
 1/15/01)                         NR             10.75        12/01/17         1,000(b)        100,000
                                                                                          ------------
                                                                                             4,652,500
----------------------------------------------------------------------------------------
Internet  0.9%
Exodus Communications Inc.,
 Sr. Notes                        NR             10.75        12/15/09           295           225,675
 Sr. Notes                        B3             11.625        7/15/10           750           603,750
                                                                                          ------------
                                                                                               829,425
----------------------------------------------------------------------------------------
Machinery  0.5%
Terex Corp., Sr. Sub. Note        B2             10.375        4/01/11           500           505,000
----------------------------------------------------------------------------------------
Manufacturing  1.3%
Actuant Corp., Sr. Sub. Notes     B3             13.00         5/01/09           500           490,000
Blount, Inc., Sr. Notes           B2             7.00          6/15/05         1,000           760,000
                                                                                          ------------
                                                                                             1,250,000
----------------------------------------------------------------------------------------
Mining  0.1%
Great Lakes Carbon Corp., Sr.
 Sub. Notes, PIK                  B3             10.25         5/15/08           305           122,000
----------------------------------------------------------------------------------------
Oil Services    0.1%
Eott Energy Partners L.P., Sr.
 Notes                            Ba2            11.00        10/01/09           120           129,600
----------------------------------------------------------------------------------------
Paper & Forest Products  1.3%
Doman Industries Ltd. (Canada)
 Sr. Notes                        Caa1           8.75          3/15/04           280(e)        159,600
 Sr. Notes, Ser. B                Caa1           9.25         11/15/07           215(e)        110,725
Maxxam Group Holdings, Inc.,
 Sr. Notes                        B3             12.00         8/01/03           500           405,000
Norampac Inc., Sr. Notes          B1             9.50          2/01/08            30            31,275

    See Notes to Financial Statements                                     13

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., Sr.
 Sec'd. Notes                     B3             11.50%        6/01/04    $       95      $    106,875
Stone Container Corp., Sr.
 Notes                            B2             12.58         8/01/16           250           265,000
Stone Container Finance Co.,
 Gtd. Sr. Notes (Canada)          B2             11.50         8/15/06            95(e)         98,325
                                                                                          ------------
                                                                                             1,176,800
----------------------------------------------------------------------------------------
Power Generation  1.6%
AES Drax Energy Ltd., Sr.
 Sec'd. Notes                     Ba2            11.50         8/30/10           600           657,000
AES Drax Holdings Ltd., Sr.
 Sec'd. Notes                     Baa3           10.41        12/31/20           750           813,300
                                                                                          ------------
                                                                                             1,470,300
----------------------------------------------------------------------------------------
Printing/Publishing  0.7%
Phoenix Color Corp., Sr. Sub.
 Notes                            B3             10.375        2/01/09         1,000           675,000
----------------------------------------------------------------------------------------
Restaurants  0.1%
Ameriking, Inc., Sr. Notes        B3             10.75        12/01/06           215            79,550
----------------------------------------------------------------------------------------
Real Estate Investment Trust  1.9%
Meditrust Cos., Notes             B1             7.82          9/10/26         2,000         1,780,000
----------------------------------------------------------------------------------------
Retail
Specialty Retailers, Inc., Sr.
 Notes                            B2             8.50          7/15/05           375(d)         18,281
----------------------------------------------------------------------------------------
Steel & Metals  0.6%
Kaiser Aluminum & Chemical
 Corp.,
 Sr. Notes, Ser. B                B1             10.875       10/15/06           160           147,200
 Sr. Sub. Notes                   B3             12.75         2/01/03            90            77,400
LTV Corp., Sr. Notes              Ba3            11.75        11/15/09           250            20,000
Sheffield Steel Corp., First
 Mtg. Notes, Ser. B               B-(a)          11.50        12/01/05           325           123,500
WHX Corp., Sr. Notes              B3             10.50         4/15/05           340           187,000
                                                                                          ------------
                                                                                               555,100

    14                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Supermarkets  2.4%
Great Atlantic & Pacific Tea
 Co., Notes                       B2             7.75%         4/15/07    $    2,500      $  1,825,000
Pantry, Inc., Sr. Sub. Notes      B3             10.25        10/15/07           385           373,450
                                                                                          ------------
                                                                                             2,198,450
----------------------------------------------------------------------------------------
Technology  4.0%
Ampex Corp., Sr. Notes            B+(a)          12.00         3/15/03         1,000           600,000
Fairchild Semiconductor Corp.,
 Sr. Sub. Notes                   B2             10.50         2/01/09           435           417,600
InterAct Systems, Inc., Sr.
 Disc. Notes, PIK                 NR             14.00         8/01/03         1,726           155,334
Motorola, Inc., Notes             A2             6.75          2/01/06         2,000         1,951,120
MSX International, Inc., Gtd.
 Sr. Sub. Notes                   B3             11.375        1/15/08           500           447,500
Viasystems, Inc., Sr. Sub.
 Notes                            B3             9.75          6/01/07           240           139,200
                                                                                          ------------
                                                                                             3,710,754
----------------------------------------------------------------------------------------
Telecommunications  11.8%
Alamosa PCS Holdings, Inc.,
 Gtd. Sr. Disc. Notes,
 Zero Coupon (until 2/15/05)      Caa1           12.875        2/15/10           945           477,225
Fairpoint Communications, Inc.,
 Sr. Sub. Notes                   B3             12.50         5/01/10           335           314,900
Intermedia Communications,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 7/15/02)           B2             11.25         7/15/07         1,000           870,000
KMC Telecom Holdings, Inc.,
 Sr. Notes                        Caa2           13.50         5/15/09           340            74,800
McLeodUSA, Inc., Sr. Notes        B1             11.375        1/01/09           970           955,450
Microcell Telecommunications,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 6/1/04)            B3             12.00         6/01/09         1,250           750,000

    See Notes to Financial Statements                                     15

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 9/15/02)                  B1             10.65%        9/15/07    $    1,000      $    740,000
 Sr. Ser. Notes                   B1             9.375        11/15/09         2,000         1,692,500
Nextel Partners, Inc., Sr.
 Disc. Notes, Zero Coupon
 (until 2/1/04)                   B3             14.00         2/01/09           286           180,180
Nextlink Communications, Inc.,
 Sr. Notes                        B3             12.50         4/15/06           425           314,500
 Sr. Notes                        B2             10.50        12/01/09           295           178,475
Star Choice Communications,
 Sr. Sec'd. Notes                 B3             13.00        12/15/05         3,000         3,255,000
Time Warner Telecom, Inc.,
 Sr. Notes                        B2             10.125        2/01/11           500           501,250
Tritel PCS, Inc., Sr. Sub.
 Disc. Notes Zero Coupon
 (until 5/15/04)                  B3             12.75         5/15/09         1,000           665,000
                                                                                          ------------
                                                                                            10,969,280
----------------------------------------------------------------------------------------
Textiles  0.2%
Cluett American Corp., Sr. Sub.
 Notes, Ser. B                    B3             10.125        5/15/08           250           175,000
----------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  1.0%
Aircraft Funding, Sr. Notes       NR             12.00             TBD         2,000           800,000
Trism, Inc., Sr. Sub. Notes       NR             12.00         2/04/05           435(d)        117,418
                                                                                          ------------
                                                                                               917,418
----------------------------------------------------------------------------------------
Utilities  3.2%
AES Corp., Sr. Sub. Deb.          Ba1            8.875        11/01/27         2,000         1,980,000
Midland Funding Corp., Debs.      Ba3            11.75         7/23/05            20            22,290
York Power Funding, Sr. Sec'd.
 Notes (Cayman Islands)           NR             12.00        10/30/07           985(e)      1,014,550
                                                                                          ------------
                                                                                             3,016,840

    16                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Waste Management  0.5%
Allied Waste North America,
 Inc., Gtd. Sr. Sub. Notes        B2             10.00%        8/01/09    $      500      $    510,000
                                                                                          ------------
Total corporate bonds
 (cost $85,538,950)                                                                         71,592,903
                                                                                          ------------
COMMON STOCKS  3.1%
                                                                          Shares
-----------------------------------------------------------------------------------------------------------
AmeriKing, Inc.                                                                   50               500
Classic Communications, Inc.(c)                                                3,000             6,000
Firearms Training Systems, Inc., Cl. A(c)                                    122,000            23,180
Forstmann & Co., Inc.(c)                                                      13,304               426
Global Crossing Ltd.(c)                                                       60,000           809,400
Grant Geophysical, Inc.(c)                                                    28,675             7,169
Jordon Telecommunications Group                                                  125             3,187
Level 3 Communications, Inc.(a)                                               47,800           830,525
Nextel Communications, Inc., Cl. A(c)                                         50,000           718,750
Premier Cruises, Ltd.(c)                                                      74,059               740
Purina Mills, Inc.(c)                                                         41,879           460,669
Samuels Jewelers, Inc.(c)                                                     23,425            15,373
SFAC Holdings, Inc.(c)                                                            25                 0
Star Gas Partners L.P.                                                           440             8,228
Trism, Inc.(c)                                                                27,543            14,047
Waste Systems Int'l., Inc.
 (cost $530,770; purchased 5/11/98)                                          131,410(b)          7,885
                                                                                          ------------
Total common stocks
 (cost $9,661,979)                                                                           2,906,079
                                                                                          ------------

    See Notes to Financial Statements                                     17

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                                                                          Value
Description                                                               Shares          (Note 1)
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  9.3%
----------------------------------------------------------------------------------------
AmeriKing, Inc., $13.00                                                        1,343      $      1,344
Century Maintenance Supply, Inc., $13.25                                      13,746           962,220
CSC Holdings, Inc., Ser. M, $11.125                                           10,000         1,087,500
Dobson Communications Corp., $13.00                                              940           878,900
Geneva Steel Co., Ser. B, $14.00                                               3,000                30
Global Crossing Holdings, Ltd., $10.50                                        12,750         1,147,500
InterAct Systems, Inc. $14.00                                                  2,910                29
New Millenium Homes, LLC, Ser. A                                               2,000(f)             20
Paxon Communications Corp., $13.25                                               100           945,000
PRIMEDIA, Inc., Ser. D $10.00                                                  3,185           281,076
PRIMEDIA, Inc., Ser. F $9.20                                                   2,020           169,680
Sinclair Capital, $11.63                                                      20,000         1,780,000
Sovereign Real Estate Investment Corp., $12.00
 (cost $1,297,964; purchased 8/12/00)                                          1,500(b)      1,380,000
                                                                                          ------------
Total preferred stocks
 (cost $9,445,583)                                                                           8,633,299

TRADE CLAIM
----------------------------------------------------------------------------------------
Montgomery Ward
 (cost $155,181; purchased 8/19/98)                                            2,450(b)(c)            0

                                                             Expiration
                                                             Date          Warrants
-------------------------------------------------------------------------------------------------------------
WARRANTS(c)  0.5%
----------------------------------------------------------------------------------------
American Banknote Corp.                                          12/1/02           750                 0
Bestel S.A. De CV, Cl.B                                          5/15/05         1,000            10,000
Birch Telecom, Inc.                                              6/15/08         1,000             5,500
HF Holdings, Inc.                                                9/27/09         4,375                44
InterAct Systems, Inc.                                           08/1/03         2,910                29
Intermediate Act Electronic Marketing., Inc.                    12/15/09         2,910                29
Isle Capri Casinos, Inc.                                          5/3/01         2,968                30
R & B Falcon Corp.                                                5/1/09           550           275,000
Star Choice Communications (cost $0; purchased 3/21/00)
                                                                12/15/05         8,685(b)         56,452
Versatel Telecom International BV                                5/15/08         1,000            53,000
XM Satellite Radio, Inc.                                          3/3/10           345                 0
                                                                                            ------------
Total warrants (cost $49,659)                                                                    400,084
                                                                                            ------------
Total long-term investments (cost $104,851,352)                                               83,532,365
                                                                                            ------------

    18                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                                                          Principal
                                                 Interest     Maturity    Amount          Value
Description                                      Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  7.8%
Corporate Bonds  3.8%
Comdisco, Inc., Sr. Note                         6.00%         1/30/02    $    4,000      $  3,460,000
DeGeorge Home Alliance, Inc.,
 Sr. Note                                        12.00         4/01/01           300(d)          6,000
Kaiser Aluminum & Chemical
 Corp.,
 Sr. Sub. Notes                                  9.875         2/15/02            55            53,625
                                                                                          ------------
                                                                                             3,519,625
Money Market Fund  4.0%                                                   Shares
------------------------------------------------------------------------------------------------------
Prudential Core Investment Fund
 Taxable Money Market Series                                               3,771,394         3,771,394
                                                                                          ------------
Total short-term investments
 (cost $7,889,616; Note 3)                                                                   7,291,019
                                                                                          ------------
Total Investments  97.5%
 (cost $112,740,968; Note 4)                                                                90,823,384
Other assets in excess of
 liabilities  2.5%                                                                           2,348,932
                                                                                          ------------
Net Assets  100%                                                                          $ 93,172,316
                                                                                          ------------
                                                                                          ------------

------------------------------
(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $4,222,457. The aggregate value $3,345,412 is approximately 3.6% of net assets.
(c) Non-income producing securities.
(d) Represents issuer in default on interest payments; non-income producing security.
(e) US$ denominated foreign bonds.
(f) Indicates a fair valued security. The aggregate value of $927,020 is approximately 0.1% of net assets.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
LLC--Limited Liability Company.
LLP--Limited Liability Partnership.
TBD--To be determined. Under current negotiations and restructuring.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     19

       Prudential High Yield Total Return Fund, Inc.
             Statement of Assets and Liabilities

                                                                  March 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $112,740,968)                          $ 90,823,384
Cash                                                                        667
Dividends and interest receivable                                     1,922,142
Receivable for investments sold                                         930,000
Receivable for Fund shares sold                                         141,289
Other assets                                                             75,751
                                                                ------------------
      Total assets                                                   93,893,233
                                                                ------------------
LIABILITIES
Payable for Fund shares reacquired                                      236,106
Dividends payable                                                       234,903
Accrued expenses and other liabilities                                  147,191
Management fee payable                                                   52,583
Distribution fee payable                                                 50,134
                                                                ------------------
      Total liabilities                                                 720,917
                                                                ------------------
NET ASSETS                                                         $ 93,172,316
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $      1,334
   Paid-in capital in excess of par                                 139,428,214
                                                                ------------------
                                                                    139,429,548
   Undistributed net investment income                                  187,256
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (24,526,904)
   Net unrealized depreciation on investments                       (21,917,584)
                                                                ------------------
Net assets, March 31, 2001                                         $ 93,172,316
                                                                ------------------
                                                                ------------------

    20                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                   March 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($19,956,009
      / 2,859,681 shares of common stock issued and
      outstanding)                                                         $6.98
   Maximum sales charge (4% of offering price)                               .29
   Maximum offering price to public                                        $7.27
Class B:
   Net asset value, offering price and redemption price per
      share ($58,619,371 / 8,395,163 shares of common stock
      issued and outstanding)                                              $6.98
Class C:
   Net asset value and redemption price per share ($11,066,692
      / 1,584,901 shares of common stock issued and
      outstanding)                                                         $6.98
   Sales charge (1% of offering price)                                       .07
   Offering price to public                                                $7.05
Class Z:
   Net asset value, offering price and redemption price per
      share ($3,530,244 / 503,496 shares of common stock
      issued and outstanding)                                              $7.01

    See Notes to Financial Statements                                     21

       Prudential High Yield Total Return Fund, Inc.
             Statement of Operations

                                                                    Year Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 11,235,074
   Dividends                                                            263,388
                                                                ------------------
      Total income                                                   11,498,462
                                                                ------------------
Expenses
   Management fee                                                       671,027
   Distribution fee--Class A                                             52,188
   Distribution fee--Class B                                            516,060
   Distribution fee--Class C                                             89,722
   Custodian's fees and expenses                                        170,000
   Transfer agent's fees and expenses                                   108,000
   Amortization of deferred organization costs                           35,916
   Audit fees                                                            30,000
   Legal fees and expenses                                               30,000
   Registration fees                                                     30,000
   Directors' fees                                                       10,000
   Miscellaneous                                                          2,696
                                                                ------------------
      Total operating expenses                                        1,745,609
                                                                ------------------
Net investment income                                                 9,752,853
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                          (14,769,403)
   Foreign currency transactions                                            296
                                                                ------------------
                                                                    (14,769,107)
                                                                ------------------
Net change in unrealized depreciation on investments                 (2,121,520)
                                                                ------------------
Net loss on investments and foreign currencies                      (16,890,627)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (7,137,774)
                                                                ------------------
                                                                ------------------

    22                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year Ended March 31,
                                               ------------------------------------
                                                      2001                2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                          $  9,752,853        $ 13,631,395
   Net realized loss on investment and
      foreign currency transactions                (14,769,107)         (5,809,171)
   Net change in unrealized depreciation of
      investments                                   (2,121,520)         (7,145,217)
                                               ------------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                     (7,137,774)            677,007
                                               ------------------    --------------
Dividends and distributions (Note 1)
Dividends from net investment income
      Class A                                       (2,033,367)         (3,165,069)
      Class B                                       (6,349,858)         (8,723,889)
      Class C                                       (1,105,378)         (1,548,954)
      Class Z                                         (159,784)           (193,483)
                                               ------------------    --------------
                                                    (9,648,387)        (13,631,395)
                                               ------------------    --------------
Fund share transactions (Net of share
   conversions) (Note 5)
   Net proceeds from shares sold(b)                 22,140,894          35,075,107
   Net asset value of shares issued in
      reinvestment of distributions                  5,344,987           8,145,708
   Cost of shares reacquired                       (38,403,137)        (65,764,308)
                                               ------------------    --------------
   Net decrease in net assets from Fund
      share transactions                           (10,917,256)        (22,543,493)
                                               ------------------    --------------
Total decrease                                     (27,703,417)        (35,497,881)
NET ASSETS
Beginning of year                                  120,875,733         156,373,614
                                               ------------------    --------------
End of year(a)                                    $ 93,172,316        $120,875,733
                                               ------------------    --------------
                                               ------------------    --------------
(a) Includes undistributed net investment
    income of:                                    $    187,256        $     46,874
                                               ------------------    --------------
(b) For year ended March 31, 2000, includes
    shares issued in connection with
    acquisition of Prudential Distressed
    Securities Fund.

    See Notes to Financial Statements                                     23

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements

      Prudential High Yield Total Return Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 18, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on February 18, 1998 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on May 5, 1998. The primary investment objective of the Fund is total return through high current income and capital appreciation. It seeks to achieve this objective by investing in high yield fixed income securities, equity securities that were attached to or included in a unit with fixed income securities at the time of purchase, convertible securities and preferred stocks.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Any security for which the primary market is on an exchange or NASDAQ National Market Securities is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at March 31, 2001 include registration rights under which the Fund may demand registration by the

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income which is comprised of 3 elements: stated coupon, OID and market discount is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes discount and amortizes premium as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.
                                                                          25

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Dividends and Distributions:    The Fund declares daily and pays dividends
of net investment income monthly and makes distributions at least annually of any net, if any, capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the intent of the Fund to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Offering and Organization Expenses:    Approximately $283,300 were
incurred in connection with the organization of the Fund. Organization costs of approximately $172,900 are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par and increase accumulated net investment income by $35,916 for certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.
    26

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. Effective March 31, 2001 PIC changed its name to Prudential Investment Management, Inc. ('PIM'). PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of the subadvisor, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .65% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended March 31, 2001. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      PIMS has advised the Fund that it received approximately $10,500 and $16,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended March 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended March 31, 2001, it received approximately $354,600 and $6,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
                                                                          27

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      PIFM, PIM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 9, 2001.

      On March 7, 2001, the Fund, along with other affiliated registered investment companies, entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended March 31, 2001, the Fund incurred fees of approximately $101,300 for the services of PMFS. As of March 31, 2001, approximately $8,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. As of March 31, 2001, the Fund earned income from the Series of approximately $182,349 by investing its excess cash.

      For the year ended March 31, 2001, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $44,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
    28

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2001 were $234,821,562 and $249,967,898, respectively.

      The federal income tax basis of the Fund's investments as of March 31, 2001 was $113,155,946; accordingly, net unrealized depreciation for federal income tax purposes was $22,332,562 (gross unrealized appreciation--$3,418,830; gross unrealized depreciation--$25,751,392).

      For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2001, of approximately $17,233,000, of which $1,697,600 expires in 2007, $6,980,600 expires in 2008 and $8,554,800 expires in 2009. In addition, the Fund has elected to treat net capital losses of approximately $6,928,800 incurred in the five month period ended March 31, 2001 as having incurred in the current fiscal year.

      The Fund will elect, for United States Federal income tax purposes, to treat net capital losses of $6,879,001 incurred in the two-month period ended March 31, 2001 as having been incurred in the following fiscal year.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has 2.5 billion shares of $0.0001 par value common stock authorized; 1 billion shares for Class A and 500 million shares each for Class B, Class C and Class Z.
                                                                          29

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Year ended March 31, 2001:
Shares sold                                                   1,035,967    $  7,636,568
Shares issued in reinvestment of dividends                      166,212       1,244,080
Shares reacquired                                            (1,327,264)    (10,030,376)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversions                                                  (125,085)     (1,149,728)
Shares issued upon conversion from Class B                      165,218       1,237,288
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    40,133    $     87,560
                                                             ----------    ------------
                                                             ----------    ------------
Year ended March 31, 2000:
Shares sold                                                     976,232    $  9,080,865
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                            69,637         590,579
Shares issued in reinvestment of dividends                      249,600       2,154,014
Shares reacquired                                            (2,762,076)    (23,742,436)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversions                                                (1,466,607)    (11,916,978)
Shares issued upon conversion from Class B                       69,457         597,173
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,397,150)   $(11,319,805)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
Year ended March 31, 2001:
Shares sold                                                   1,187,506    $  8,775,507
Shares issued in reinvestment of dividends                      454,104       3,404,532
Shares reacquired                                            (3,126,648)    (23,397,605)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,485,038)    (11,217,566)
Shares reacquired upon conversion into Class A                 (165,163)     (1,237,288)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,650,201)   $(12,454,854)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended March 31, 2000:
Shares sold                                                   2,005,636    $ 18,038,865
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                           182,384       1,546,694
Shares issued in reinvestment of dividends                      574,564       4,953,680
Shares reacquired                                            (3,587,910)    (30,685,872)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (825,326)     (6,146,633)
Shares reacquired upon conversion into Class A                  (69,463)       (597,173)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (894,789)   $ (6,743,806)
                                                             ----------    ------------
                                                             ----------    ------------

    30

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Year ended March 31, 2001:
Shares sold                                                     309,117    $  2,300,140
Shares issued in reinvestment of dividends                       77,148         577,326
Shares reacquired                                              (460,908)     (3,425,744)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (74,643)   $   (548,278)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended March 31, 2000:
Shares sold                                                     456,465    $  4,116,251
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                            40,835         346,284
Shares issued in reinvestment of dividends                      101,770         878,590
Shares reacquired                                            (1,100,472)     (9,540,313)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (501,402)   $ (4,199,188)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
Year ended March 31, 2001:
Shares sold                                                     486,765    $  3,428,679
Shares issued in reinvestment of dividends                       15,964         119,049
Shares reacquired                                              (204,234)     (1,549,412)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   298,495    $  1,998,316
                                                             ----------    ------------
                                                             ----------    ------------
Year ended March 31, 2000:
Shares sold                                                     156,866    $  1,355,569
Shares issued in reinvestment of dividends                       18,479         159,424
Shares reacquired                                              (207,613)     (1,795,687)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (32,268)   $   (280,694)
                                                             ----------    ------------
                                                             ----------    ------------

Note 6. Acquisition of Prudential Distressed Securities Fund
On January 14, 2000, the High Yield Total Return Fund acquired all the net assets of Prudential Distressed Securities Fund, Inc. ('Distressed Securities') pursuant to a plan of reorganization approved by Distressed Securities shareholders on May 26, 1999. The acquisition was accomplished by a tax-free exchange of 69,637 Class A shares, 182,384 Class B shares and 40,835 Class C shares of the High Yield Total Return Fund (valued at $2,483,555 in the aggregate) for 58,352 Class A shares, 152,526 Class B shares and 34,150 Class C shares, respectively, of Distressed Securities outstanding on January 14, 2000. Distressed Securities' net assets at that date ($2,483,555), including $1,638,031 of unrealized depreciation were combined with those of the High Yield Total Return Fund. The aggregate net assets of the High Yield Total Return Fund and Distressed Securities immediately before the acquisition were $135,419,598 and $2,483,555, respectively.
                                                                          31

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights

                                                             Class A
------------------------------------------------------------------------------------
                                                       Year Ended March 31,
                                              --------------------------------------
                                                     2001                  2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   8.21              $   8.91
                                                   --------           --------------
Income from investment operations
Net investment income                                   .75                   .85(d)
Net realized and unrealized loss on
investments                                           (1.24)                 (.70)
                                                   --------           --------------
      Total from investment operations                 (.49)                  .15
                                                   --------           --------------
Less distributions
Dividends from net investment income                   (.74)                 (.85)
Distributions in excess of net investment
income                                                   --                    --
                                                   --------           --------------
      Total distributions                              (.74)                 (.85)
                                                   --------           --------------
Net asset value, end of period                     $   6.98              $   8.21
                                                   --------           --------------
                                                   --------           --------------
TOTAL RETURN(b)                                       (5.98)%                1.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 19,956              $ 23,137
Average net assets (000)                           $ 20,875              $ 32,154
Ratios to average net assets:
   Expenses, including distribution and
   service (12b-1) fees                                1.30%                 1.18%(d)
   Expenses, excluding distribution and
   service (12b-1) fees                                1.05%                  .93%(d)
   Net investment income                               9.85%                 9.84%(d)
For Classes A, B, C and Z shares:
   Portfolio turnover rate                              242%                  101%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver.
    32                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

       Class A                                           Class B
----------------------     --------------------------------------------------------------------
                                     Year Ended March 31,
    May 5, 1998(a)         -----------------------------------------         May 5, 1998(a)
through March 31, 1999            2001                   2000            through March 31, 1999
-----------------------------------------------------------------------------------------------------
       $  10.00                 $   8.21               $   8.91                 $  10.00
       --------                 --------               --------                 --------
            .79(d)                   .71                    .80(d)                   .74(d)
          (1.08)                   (1.24)                  (.70)                   (1.08)
       --------                 --------               --------                 --------
           (.29)                    (.53)                   .10                     (.34)
       --------                 --------               --------                 --------
           (.79)                    (.70)                  (.80)                    (.74)
           (.01)                      --                     --                     (.01)
       --------                 --------               --------                 --------
           (.80)                    (.70)                  (.80)                    (.75)
       --------                 --------               --------                 --------
       $   8.91                 $   6.98               $   8.21                 $   8.91
       --------                 --------               --------                 --------
       --------                 --------               --------                 --------
          (2.97)%                  (6.45)%                  .88%                   (3.45)%
       $ 37,558                 $ 58,619               $ 82,438                 $ 97,454
       $ 35,147                 $ 68,808               $ 93,280                 $ 92,201
           1.06%(c)(d)              1.80%                  1.68%(d)                 1.64%(c)(d)
            .89%(c)(d)              1.05%                   .93%(d)                  .89%(c)(d)
           9.52%(c)(d)              9.32%                  9.35%(d)                 8.97%(c)(d)
             97%

    See Notes to Financial Statements                                     33

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                            Class C
------------------------------------------------------------------------------------
                                                       Year Ended March 31,
                                              --------------------------------------
                                                     2001                  2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   8.21              $   8.91
                                                   --------           --------------
Income from investment operations
Net investment income                                   .71                   .80(d)
Net realized and unrealized loss on
investments                                           (1.24)                 (.70)
                                                   --------           --------------
      Total from investment operations                 (.53)                  .10
                                                   --------           --------------
Less distributions
Dividends from net investment income                   (.70)                 (.80)
Distributions in excess of net investment
income                                                   --                    --
                                                   --------           --------------
      Total distributions                              (.70)                 (.80)
                                                   --------           --------------
Net asset value, end of period                     $   6.98              $   8.21
                                                   --------           --------------
                                                   --------           --------------
TOTAL RETURN(b)                                       (6.45)%                 .88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 11,067              $ 13,618
Average net assets (000)                           $ 11,963              $ 16,567
Ratios to average net assets:
   Expenses, including distribution and
   service (12b-1) fees                                1.80%                 1.68%(d)
   Expenses, excluding distribution and
   service (12b-1) fees                                1.05%                  .93%(d)
   Net investment income                               9.34%                 9.35%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver.
    34                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

       Class C                                              Class Z
----------------------     --------------------------------------------------------------------
                                     Year Ended March 31,
    May 5, 1998(a)         -----------------------------------------         May 5, 1998(a)
through March 31, 1999            2001                   2000            through March 31, 1999
-----------------------------------------------------------------------------------------------
       $  10.00                 $   8.21               $   8.91                 $  10.00
       --------                 --------               --------                 --------
            .74(d)                   .77                    .87(d)                   .80(d)
          (1.08)                   (1.21)                  (.70)                   (1.08)
       --------                 --------               --------                 --------
           (.34)                    (.44)                   .17                     (.28)
       --------                 --------               --------                 --------
           (.74)                    (.76)                  (.87)                    (.80)
           (.01)                      --                     --                     (.01)
       --------                 --------               --------                 --------
           (.75)                    (.76)                  (.87)                    (.81)
       --------                 --------               --------                 --------
       $   8.91                 $   7.01               $   8.21                 $   8.91
       --------                 --------               --------                 --------
       --------                 --------               --------                 --------
          (3.45)%                  (5.35)%                 1.63%                   (2.82)%
       $ 19,249                 $  3,530               $  1,683                 $  2,113
       $ 18,089                 $  1,589               $  1,919                 $  2,060
           1.64%(c)(d)              1.05%                   .93%(d)                  .89%(c)(d)
            .89%(c)(d)              1.05%                   .93%(d)                  .89%(c)(d)
           8.96%(c)(d)             10.31%                 10.08%(d)                 9.90%(c)(d)

    See Notes to Financial Statements                                     35

       Prudential High Yield Total Return Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential High Yield Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Total Return Fund, Inc. (the 'Fund') at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 18, 2001
    36

       Prudential High Yield Total Return Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2001) as to the federal tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that in the fiscal period ended March 31, 2001, dividends were paid of $.74, $.70, $.70 and $.76 per share (representing net investment income for Class A, B, C and Z shares respectively, which are taxable as ordinary income). Further, we wish to advise you that 2.69% of the ordinary income dividends paid in the fiscal period ended March 31, 2001 qualified for the corporate dividends received deduction available to corporate taxpayers.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2001.
                                                                          37

Prudential High Yield Total Return Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com        (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential High Yield Total Return Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com            (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets. Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential High Yield Total Return Fund, Inc.
Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 3/31/01
                    One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -9.74%      N/A          N/A      -4.01% (-4.25)
Without Sales Charge  -5.98%      N/A          N/A      -2.65% (-2.89)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential High Yield Total Return Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis, beginning in 1998 for Class A. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index of fixed-rate noninvestment-grade debt securities with at least one year remaining to maturity, and gives a broad look at how high-yield (junk) bonds have performed. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of high-yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com         (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -11.45%       N/A          N/A      -4.26% (-4.51)
Without Sales Charge   -6.45%       N/A          N/A      -3.15% (-3.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential High Yield Total Return Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis, beginning in 1998 for Class B. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on March 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index of fixed-rate noninvestment-grade debt securities with at least one year remaining to maturity, and gives a broad look at how high-yield (junk) bonds have performed. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of high-yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential High Yield Total Return Fund, Inc.
Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -8.38%       N/A          N/A      -3.49% (-3.73)
Without Sales Charge  -6.45%       N/A          N/A      -3.15% (-3.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential High Yield Total Return Fund, Inc. (Class C shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis, beginning in 1998 for Class C. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on March 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index of fixed-rate noninvestment-grade debt securities with at least one year remaining to maturity, and gives a broad look at how high-yield (junk) bonds have performed. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of high-yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com           (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -5.35%        N/A          N/A      -2.29% (-2.53)
Without Sales Charge  -5.35%        N/A          N/A      -2.29% (-2.53)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential High Yield Total Return Fund, Inc. (Class Z shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis, beginning in 1998 for Class Z. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index of fixed-rate noninvestment-grade debt securities with at least one year remaining to maturity, and gives a broad look at how high-yield (junk) bonds have performed. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of high-yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols   NASDAQ    CUSIP
     Class A   PYRAX   74437D109
     Class B   PYRBX   74437D208
     Class C   PHYCX   74437D307
     Class Z   --   74437D406

MF 181E

(ICON) Printed on Recycled Paper